T. Rowe Price U.S. Treasury Funds, Inc.

T. Rowe Price U.S. Treasury Intermediate Fund

Supplement to prospectus dated October 1, 2007

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective November 1, 2007, Brian J. Brennan will become Chairman of the Investment Advisory Committee. He currently serves as a member of the Investment Advisory Committee and executive vice president of the fund. Mr. Brennan joined T. Rowe Price in 2000 and has been managing investments since 1995.

The date of this supplement is October 15, 2007.

C07-041 10/15/07